                                                                  EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use of our report dated March 11, 1999, on the consolidated financial statements of Pelican Financial, Inc. for the year ended December 31, 1998, to be included within the Registration Statement on Form S-1 and Prospectus of Pelican Financial, Inc. We also consent to the use of our name as "Experts" in the Prospectus.



                                  /s/ Crowe, Chizek and Company LLP
                                  ---------------------------------
                                  Crowe, Chizek and Company LLP

Grand Rapids, Michigan
July 15, 1999